                                                        UAM Funds
                                                        Semi-Annual Report

    -------------------------------
        MJI International Equity
               Portfolio
--------------------------------------------------------------------------------
                                  October 31, 1998









                                                        UAM

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   4
Statement of Assets and Liabilities.........................................   9
Statement of Operations.....................................................  10
Statement of Changes in Net Assets..........................................  11
Financial Highlights........................................................  12
Notes to Financial Statements...............................................  13

--------------------------------------------------------------------------------

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

ECONOMIC AND MARKET REVIEW
The six months was one of the most volatile periods in many years. Markets which had initially withstood the impact of the Asian crisis learned that a collapse in economies in one region has wider implications for global trade and corporate profits. The default by Russia and later revelations of losses by hedge funds further damaged sentiment. The selling climax peaked in August although weakness continued into September. The combination of these events and the weaker global outlook led the Federal Reserve Board (the Fed) to change its tact to easing with three cuts to the Fed Funds Rate by mid-Novem-ber. The change in policy by the Fed caused a sharp rebound in the interna-tional markets in October.

Within Europe, the realization that a global slowdown was in progress came when profit warnings spread beyond those companies with direct business ties to Asia or the emerging markets. One reason for the lower forecasts was the more modest expectations for growth in Europe. Germany and France are now ex-pecting to grow at 1.5% to 2.0% in the next year compared with earlier predic-tions of 2.75% to 3.0%. The impact is coming through both as increased imports from Asia and shrinking export markets. During the period, the European port-folio declined by 4.4%, slightly less than the Morgan Stanley Capital Interna-tional EAFE Index which fell by 4.6%. The portfolio's best return was in Ger-many where we achieved +14.6% versus the Index decline of 0.8%.

Through 1998 Japan plunged further into recession but with elections in mid-year, policy was effectively on hold. By the third quarter corporate results reflecting the collapse and the outlook for lower growth in 1999 further de-pressed the market. The key issue for Japan was the recapitalization of the banking system and the regeneration of domestic demand. After several govern-ment "packages" which had been implemented to varying degrees, in November a "mega" package valued at $195 billion was announced. This incorporated support for the banks, tax cuts, public works expenditure and incentives for the con-sumer. Although scepticism remains over the government's ability to do it right this time, the markets are beginning to believe that change is in the air. The Index ended the period down 4.7% although this was off its lows. The Portfolio outperformed with a return of +2.4%.

Events in South East Asia were no less volatile. Continued pressure on Malay-sian stock prices and the currency culminated in the Prime Minister Mahathir effectively closing down the financial markets to foreign investors who were left unable to convert the proceeds of their Malaysian sales into foreign cur-rencies. Meanwhile, pressure from hedge funds mounted on the Hong Kong dollar / US dollar peg. The response of the Hong Kong Monetary Authority (HKMA) was to raise interest rates

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

and enter the market in its own right to purchase stocks to fight off the at-tack. This high profile action for a free-market economy proved to be success-ful but there is obviously a question over how long such intervention could be sustained. When investors could not raise cash in Malaysia they turned to other markets in the region. All areas were weak but sentiment turned sharply when the Fed cut rates. Hong Kong rebounded to end the quarter up 9.7% al-though Singapore, Australia and New Zealand all ended the quarter down. With purchases late in the period, the portfolio outperformed in Southeast Asia.

At a time when markets were suffering as much by association as from internal imbalances, the need to raise liquidity in emerging markets funds eventually undermined the strength of Latin America. Although the fundamentals were sound, pressure on currencies inevitably led to higher interest rates with its own knock-on effect on the outlook for profits and the equity markets which retreated across the region.

INVESTMENT STRATEGY
Through this volatile period we increased the portfolio's exposure to Japan, looking to the eventual passage of the banking reform legislation. We added several domestic stocks, Yamanouchi Pharmaceutical, Inax, a manufacturer of bathroom supplies and Mitsubishi Estate. Each of these companies benefited from the improvement in sentiment and also from the strengthening of the yen in October. A characteristic of the markets in the Far East was that their corrections from peak to trough had been substantial and quality companies were essentially cheap. Our analysis had been highlighting the improving value and as currencies stabilized, we began to reinvest in the region. This in-volved purchases in Hong Kong (Hutchison Whampoa, the port operator and prop-erty developer) and New Zealand (Telecom Corp of New Zealand) and additions to investments in Singapore (City Developments, the leading property developer and bellwether stock for the market, and Singapore Press, the leading printing and publishing group). Cash for these purchases was raised from sales in Eu-rope, in France, the Netherlands and Spain. The switches into Asia were made in late September and preceded the first cut in the Fed Funds Rate

PERFORMANCE
The portfolio suffered in the market correction of August and September but recovered in line with the Index in October. We maintained invested positions, given the pace of the correction and the futility of selling after the event. Our preference was to use the period to realign the portfolio towards a higher weighting in those markets which had led the downturn, Japan and the Far East. These additions

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

proved to be well timed since the Fed made the first in a series of cuts shortly thereafter. This action restored stability to markets and gave us good performance in the Far East and Japan. Europe performed in line over the peri-od; the emerging markets were weak. Overall, the portfolio declined by 6.51% versus a fall of 5.02% for the MSCI EAFE Index. The year to date return was 7.38% versus 9.82% while the 12 month figure was 8.88% for the fund versus 9.65% for the index.

MARKET OUTLOOK
The weakness in markets during the period was precipitated by the downgrading of profit expectations and the fear of deflation, stemming in particular from areas such as Japan. Markets reacted to this, correcting from high valuations, and are now looking to be closer to reasonable value, in spite of their recov-ery since October. The combination of recent events and the broad slowdown in economic activity led to three cuts by the Fed. Although its willingness to act so quickly may well imply knowledge of further problems in the domestic financial system, the decisive action helped to restore stability to financial markets. We believe that the early beneficiaries of that turn in sentiment will continue to be the markets which led the collapse, Japan and the Far East, especially Hong Kong, Singapore, Australia and New Zealand. The Latin American markets will also benefit. As long-term value investors, we are com-fortable buying these markets which have been weak and where we see signs of positive change.

MURRAY JOHNSTONE INTERNATIONAL LTD.
The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on be-half of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      DEFINITION OF THE COMPARATIVE INDEX

The Morgan Stanley Capital International EAFE Index is an unmanaged index com-posed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 92.2%

                                                             SHARES    VALUE+
                                                             ------- -----------
 ARGENTINA - 0.8%
  Banco Frances del Rio de la Plata S.A. ADR................  14,050 $   293,294
                                                                     -----------
 BRAZIL - 1.1%
  Petrobras ADR.............................................  18,000     226,345
  Unibanco GDR..............................................  10,000     175,000
                                                                     -----------
                                                                         401,345
                                                                     -----------
 CHILE - 2.2%
  Cia.de Telecomunicaciones de Chile S.A. ADR...............  25,000     548,437
  Madeco S.A. ADR...........................................   7,500      58,125
  Quimica y Minera Chile S.A. ADR...........................   6,200     206,150
                                                                     -----------
                                                                         812,712
                                                                     -----------
 FRANCE - 9.5%
  Banque Nationale de Paris.................................   3,590     227,224
  Cap Gemini S.A............................................   4,710     707,373
  Rhone-Poulenc.............................................  15,952     728,769
  Suez Lyonnaise des Eaux...................................   1,034     185,048
  Total S.A., Class B.......................................   7,300     841,631
  Vivendi...................................................   3,380     771,470
                                                                     -----------
                                                                       3,461,515
                                                                     -----------
 GERMANY - 7.8%
  Allianz AG................................................   3,057   1,047,903
  Mannesmann AG.............................................  10,210   1,004,363
  Volkswagen AG.............................................  10,860     815,975
                                                                     -----------
                                                                       2,868,241
                                                                     -----------
 HONG KONG - 2.4%
  *China Telecom (Hong Kong), Ltd........................... 205,000     385,144
  Hutchison Whampoa, Ltd....................................  67,000     480,147
                                                                     -----------
                                                                         865,291
                                                                     -----------
 IRELAND - 2.0%
  Allied Irish Banks plc....................................  26,225     376,442
  Bank of Ireland...........................................  20,770     381,534
                                                                     -----------
                                                                         757,976
                                                                     -----------
 ITALY - 3.9%
  Telecom Italia Mobile S.p.A............................... 156,886     910,337
  Telecom Italia S.p.A......................................  73,650     532,231
                                                                     -----------
                                                                       1,442,568
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------- -----------
 JAPAN - 19.4%
  Bridgestone Corp..........................................  18,000 $   396,037
  Fuji Machine Manufacturing Co.............................  15,000     441,328
  Fuji Photo Film Co........................................  12,000     439,527
  Fujitsu, Ltd..............................................  42,000     446,732
  Inax Corp................................................. 121,000     598,876
  Matsumoto Kenko Co., Ltd..................................     400       2,011
  Matsushita Communication Industrial.......................  13,000     601,046
  Mitsubishi Estate Co., Ltd................................  57,000     516,804
  Mitsui & Co., Ltd.........................................  84,000     448,173
  Nippon Telegraph & Telephone Corp.........................      56     438,085
  Olympus Optical Co., Ltd..................................  50,000     514,668
  Ricoh Co., Ltd............................................  42,000     354,864
  Sumitomo Bank, Ltd........................................  58,000     569,652
  Sumitomo Metal & Mining Co................................ 106,000     353,697
  Uni-Charm Corp............................................   9,000     409,161
  Yamanouchi Pharmaceutical Co., Ltd........................  20,000     572,997
                                                                     -----------
                                                                       7,103,658
                                                                     -----------
 MEXICO - 0.9%
  Cifra S.A. de C.V. ADR Class V............................   8,362     112,179
  Grupo Imsa, S.A. de C.V. ADR..............................   9,000      90,562
  *Grupo Industrial Durango ADR.............................  24,000     120,000
                                                                     -----------
                                                                         322,741
                                                                     -----------
 NETHERLANDS - 6.9%
  Aegon N.V.................................................   5,010     434,150
  Buhrmann N.V..............................................  20,882     373,969
  Fortis Amev N.V...........................................   5,942     385,312
  ING Groep N.V.............................................   7,160     346,019
  KPN N.V...................................................   4,195     162,813
  TNT Post Group N.V........................................   4,195     112,130
  VNU.......................................................  20,040     692,069
                                                                     -----------
                                                                       2,506,462
                                                                     -----------
 NEW ZEALAND - 2.0%
  Telecom Corp. of New Zealand, Ltd......................... 180,000     738,232
                                                                     -----------
 NORWAY - 3.0%
  Christiania Bank Og Kreditkasse........................... 229,102     804,841
  *Petroleum Geo-Services ADR...............................  14,270     305,021
                                                                     -----------
                                                                       1,109,862
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------- -----------
 PORTUGAL - 2.4%
  Portugal Telecom S.A. (Registered)........................  18,200 $   862,382
                                                                     -----------
 SINGAPORE - 2.7%
  City Developments, Ltd.................................... 185,000     671,692
  Singapore Press Holdings, Ltd.............................  36,000     310,154
                                                                     -----------
                                                                         981,846
                                                                     -----------
 SOUTH AFRICA - 0.7%
  Liberty Life Association of Africa, Ltd...................  11,000     188,824
  Standard Bank Investment Corp., Ltd.......................  25,000      75,548
                                                                     -----------
                                                                         264,372
                                                                     -----------
 SPAIN - 2.0%
  Banco Santander S.A.......................................     393       7,198
  Telefonica de Espana S.A..................................  16,124     727,966
                                                                     -----------
                                                                         735,164
                                                                     -----------
 SWITZERLAND - 4.6%
  Novartis AG (Registered)..................................     371     667,680
  *Zurich Allied AG.........................................   1,672   1,014,940
                                                                     -----------
                                                                       1,682,620
                                                                     -----------
 UNITED KINGDOM - 17.9%
  Abbey National plc........................................  20,850     405,328
  BPB plc...................................................  47,700     229,830
  Barclays plc..............................................  16,400     353,116
  British Aerospace plc.....................................  65,000     483,370
  British Petroleum Co. plc.................................  20,000     293,444
  British Telecommunications plc............................  38,400     495,956
  Cadbury Schweppes plc.....................................  35,500     543,431
  Kingfisher plc............................................  32,800     287,816
  Ladbroke Group plc........................................ 100,000     365,968
  Lloyds TSB Group plc......................................  37,000     456,519
  Misys plc.................................................  37,500     262,870
  Norwich Union plc.........................................  57,900     412,651
  Safeway plc...............................................  43,400     217,824
  Shell Transport & Trading Co. plc.........................  60,200     365,341
  Smiths Industries plc.....................................  32,000     428,287
  SmithKline Beecham plc....................................  45,000     562,378
  Vodafone Group plc........................................  27,800     372,074
                                                                     -----------
                                                                       6,536,203
                                                                     -----------
  TOTAL COMMON STOCKS - (Cost $30,036,669)..........................  33,746,484
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 PREFERRED STOCK - 2.1%

                                                           SHARES    VALUE+
                                                          -------- -----------
 GERMANY - 2.1%
  Marschollek, Lautenschlaeger und Partner AG (Cost
   $537,959).............................................    1,513 $   771,566
                                                                   -----------

 WARRANTS - 0.0%
                                                           NO. OF
                                                          WARRANTS
                                                          --------
 FRANCE - 0.0%
  *Vivendi, expiring 05/02/01 (Cost $0)..................    3,380       6,900
                                                                   -----------

 SHORT-TERM INVESTMENT - 2.3%
                                                            FACE
                                                           AMOUNT
                                                          --------
 REPURCHASE AGREEMENT
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $819,334,
   collateralized by $788,144 of various U.S. Treasury
   Notes, 5.375%-6.875%, due 05/31/99-02/15/04, valued at
   $819,011 (Cost $819,000).............................. $819,000 $   819,000
                                                                   -----------
  TOTAL INVESTMENTS - 96.6% (Cost $31,393,628) (a)................  35,343,950
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - 3.4%.......................   1,250,968
                                                                   -----------
  NET ASSETS - 100%............................................... $36,594,918
                                                                   ===========

  +
  See Note A to Financial Statements.
  *
  Non-Income Producing Security
ADR
  American Depositary Receipt
GDR
  Global Depositary Receipt
(a)
  The cost for federal income tax purposes was $31,393,628. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $3,950,322. This consisted of aggregate gross unrealized appreciation for all securities of $6,910,859 and aggregate gross unrealized depreciation for all securities of $2,960,537.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

At October 31, 1998 sector diversification of the Portfolio was as follows:

                                                            % OF
                                                             NET
SECTOR DIVERSIFICATION                                      ASSETS     VALUE
----------------------                                      ------  -----------
Aerospace & Defense........................................   3.9%  $ 1,407,614
Agriculture................................................   4.2     1,538,412
Automotive.................................................   3.3     1,212,012
Banks......................................................   8.9     3,262,750
Beverages, Food & Tobacco..................................   1.5       543,431
Broadcasting & Publishing..................................   1.9       692,069
Building Materials.........................................   0.6       231,840
Capital Equipment..........................................   2.7     1,004,363
Chemicals..................................................   0.6       206,150
Computers..................................................   1.9       709,601
Construction...............................................   2.1       783,924
Electronics................................................   1.6       601,046
Energy.....................................................   1.6       598,465
Entertainment & Leisure....................................   1.0       365,968
Financial Services.........................................   5.6     2,047,163
Holding Company............................................   1.1       385,312
Insurance..................................................   6.2     2,251,668
Machine....................................................   1.2       441,328
Manufacturing..............................................   1.4       514,668
Metals.....................................................   0.2        58,125
Mining.....................................................   1.0       353,697
Multi-Industry.............................................   1.2       455,073
Office Equipment...........................................   1.0       354,864
Oil & Gas..................................................   3.9     1,433,317
Paper & Packaging..........................................   2.5       903,130
Pharmaceuticals............................................   3.1     1,135,375
Print & Publishing.........................................   0.9       310,154
Real Estate................................................   3.2     1,188,496
Repurchase Agreement.......................................   2.2       819,000
Retail.....................................................   1.7       617,818
Services...................................................   2.7       982,315
Technology.................................................   3.2     1,168,295
Telecommunications.........................................  13.2     4,828,985
Utilities..................................................   5.3     1,937,522
                                                            -----   -----------
Total Investments..........................................  96.6%  $35,343,950
Other Assets and Liabilities...............................   3.4     1,250,968
                                                            -----   -----------
Net Assets................................................. 100.0%  $36,594,918
                                                            =====   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost..............................................  $31,393,628
                                                                     ===========
 Investments, at Value.............................................  $35,343,950
 Cash..............................................................          843
 Foreign Currency (Cost $1,516,870)................................    1,516,551
 Receivable for Portfolio Shares Sold..............................      543,117
 Dividends Receivable..............................................       51,976
 Foreign Withholding Tax Reclaim Receivable........................       20,226
 Deferred Organization Costs--Note A...............................        1,702
 Interest Receivable...............................................          223
 Other Assets......................................................       27,883
                                                                     -----------
  Total Assets.....................................................   37,506,471
                                                                     -----------
 LIABILITIES
 Payable for Investments Purchased.................................      826,925
 Payable for Portfolio Shares Redeemed.............................       21,392
 Payable for Investment Advisory Fees--Note B......................       24,256
 Payable for Administrative Fees--Note C...........................       16,418
 Payable for Distribution and Service Fees--Note E.................        3,320
 Payable for Trustees' Fees--Note G................................          666
 Other Liabilities.................................................       18,576
                                                                     -----------
  Total Liabilities................................................      911,553
                                                                     -----------
 NET ASSETS........................................................  $36,594,918
                                                                     ===========
 NET ASSETS CONSISTS OF:
 Paid in Capital...................................................  $31,814,043
 Undistributed Net Investment Income...............................      226,349
 Accumulated Net Realized Gain.....................................      605,614
 Unrealized Appreciation...........................................    3,948,912
                                                                     -----------
 NET ASSETS........................................................  $36,594,918
                                                                     ===========
 Institutional Class Shares
 NET ASSETS........................................................  $19,923,860
                                                                     ===========
 NET ASSET VALUE, Offering and Redemption Price Per Share 1,733,790
  shares outstanding (Unlimited authorization, no par value).......       $11.49
                                                                          ======
 Institutional Service Class Shares
 NET ASSETS........................................................  $16,671,058
                                                                     ===========
 NET ASSET VALUE, Offering and Redemption Price Per Share 1,455,907
  shares outstanding (Unlimited authorization, no par value).......       $11.45
                                                                          ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               FOR THE SIX MONTHS ENDED
                               OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends................................................... $   344,883
 Interest....................................................      44,812
 Less Foreign Taxes Withheld.................................     (42,838)
                                                              -----------
  TOTAL INCOME...............................................     346,857
                                                              -----------
 EXPENSES
 Investment Advisory Fees--Note B............................     138,934
 Administrative Fees--Note C.................................      68,733
 Distribution and Service Fees--Note E.......................      19,940
 Custodian Fees--Note D......................................      19,005
 Filing and Registration Fees................................      12,173
 Account Services Fees--Note F...............................      10,031
 Audit Fees..................................................       8,628
 Shareholder Servicing Fees..................................       7,437
 Printing Fees...............................................       7,184
 Legal Fees..................................................       3,610
 Trustees' Fees--Note G......................................       1,415
 Amortization of Organization Expense--Note A................         981
 Other Expenses..............................................       3,243
 Account Services Fees Waived--Note F........................      (4,223)
                                                              -----------
  Net Expenses...............................................     297,091
                                                              -----------
 NET INVESTMENT INCOME.......................................      49,766
                                                              -----------
 NET REALIZED GAIN (LOSS):
  Investments................................................     416,617
  Foreign Currency Transactions..............................    (101,634)
                                                              -----------
 TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS...............................................     314,983
                                                              -----------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments................................................  (2,903,447)
  Foreign Currency Translations..............................      (3,334)
                                                              -----------
 TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION....  (2,906,781)
                                                              -----------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY................  (2,591,798)
                                                              -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........ $(2,542,032)
                                                              ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                          ENDED
                                                       OCTOBER 31,  YEAR ENDED
                                                          1998       APRIL 30,
                                                       (UNAUDITED)     1998
                                                       -----------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income..............................  $    49,766  $   208,833
  Net Realized Gain..................................      314,983    1,765,346
  Net Change in Unrealized
   Appreciation/Depreciation.........................   (2,906,781)   4,790,545
                                                       -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................   (2,542,032)   6,764,724
                                                       -----------  -----------
 DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class................................          --      (108,747)
  Institutional Service Class........................          --       (22,024)
 Net Realized Gain:
  Institutional Class................................          --    (1,117,397)
  Institutional Service Class........................          --      (226,269)
                                                       -----------  -----------
  TOTAL DISTRIBUTIONS................................          --    (1,474,437)
                                                       -----------  -----------
 CAPITAL SHARE TRANSACTIONS (NOTE K):
 Institutional Class:
  Issued.............................................    3,816,016   11,589,426
  In Lieu of Cash Distributions......................          --       846,389
  Redeemed...........................................  (14,805,384) (13,518,209)
                                                       -----------  -----------
  Net Decrease from Institutional Class Shares.......  (10,989,368)  (1,082,394)
                                                       -----------  -----------
 Institutional Service Class:
  Issued.............................................   11,816,055    4,127,880
  In Lieu of Cash Distributions......................          --       248,290
  Redeemed...........................................   (1,236,586)  (1,774,985)
                                                       -----------  -----------
  Net Increase from Institutional Service Class
   Shares............................................   10,579,469    2,601,185
                                                       -----------  -----------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
   TRANSACTIONS......................................     (409,899)   1,518,791
                                                       -----------  -----------
  TOTAL INCREASE (DECREASE)..........................   (2,951,931)   6,809,078
 NET ASSETS:
  Beginning of Period................................   39,546,849   32,737,771
                                                       -----------  -----------
  End of Period (including undistributed net
   investment income of $226,349 and $176,583,
   respectively).....................................  $36,594,918  $39,546,849
                                                       ===========  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        INSTITUTIONAL CLASS                         INSTITUTIONAL SERVICE CLASS
                         ------------------------------------------------------ ------------------------------------
                         SIX MONTHS                                             SIX MONTHS
                            ENDED                                                  ENDED      YEAR
                         OCTOBER 31,   YEARS ENDED APRIL 30,     SEPTEMBER 16,  OCTOBER 31,   ENDED    DECEMBER 31,
                            1998       ------------------------    1994*** TO      1998     APRIL 30,   1996*** TO
                         (UNAUDITED)    1998     1997     1996   APRIL 30, 1995 (UNAUDITED)   1998    APRIL 30, 1997
                         -----------   -------  -------  ------  -------------- ----------- --------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 12.29     $ 10.65  $ 10.27  $ 9.50      $10.00       $ 12.26    $10.65       $10.53
                           -------     -------  -------  ------      ------       -------    ------       ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..      0.06        0.07     0.06    0.07        0.04         (0.01)     0.04         0.01
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     (0.86)       2.02     0.42    0.75       (0.54)++      (0.80)     2.02         0.11
                           -------     -------  -------  ------      ------       -------    ------       ------
 Total from Investment
  Operations............     (0.80)       2.09     0.48    0.82       (0.50)        (0.81)     2.06         0.12
                           -------     -------  -------  ------      ------       -------    ------       ------
DISTRIBUTIONS:
 Net Investment Income..       --        (0.04)   (0.01)    -- @        --            --      (0.04)         --
 In Excess of Net
  Investment Income.....       --          --       --    (0.03)        --            --        --           --
 Net Realized Gain......       --        (0.41)   (0.09)  (0.02)        --            --      (0.41)         --
                           -------     -------  -------  ------      ------       -------    ------       ------
 Total Distributions....       --        (0.45)   (0.10)  (0.05)        --            --      (0.45)         --
                           -------     -------  -------  ------      ------       -------    ------       ------
NET ASSET VALUE, END OF
 PERIOD.................   $ 11.49     $ 12.29  $ 10.65  $10.27      $ 9.50       $ 11.45    $12.26       $10.65
                           =======     =======  =======  ======      ======       =======    ======       ======
TOTAL RETURN+...........     (6.51)%**   20.39%    4.67%   8.67%      (5.00)%**     (6.61)%   20.11%        1.14%**
                           =======     =======  =======  ======      ======       =======    ======       ======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....   $19,924     $32,296  $28,818  $8,592      $5,535       $16,671    $7,251       $3,920
Ratio of Expenses to
 Average Net Assets.....      1.50%*      1.50%    1.50%   1.45%       1.00%*        1.75%*    1.75%        1.76%*
Ratio of Net Investment
 Income to Average Net
 Assets.................      0.42%*      0.60%    0.68%   0.88%       1.49%*        0.06%*    0.29%        0.59%*
Portfolio Turnover
 Rate...................       28 %         80%      47%     59%         81%           28%       80%          47%
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by
 Affiliates to Average
 Net Assets.............      0.02%*      0.07%    0.53%   1.62%       5.50%*        0.03%*    0.06%        0.47%*
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................      1.50%*      1.50%    1.50%   1.43%       1.00%*        1.75%*    1.75%        1.75%*

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and ex-
    penses assumed by Affiliates during the periods indicated.
 ++ The amount shown for a share outstanding throughout the period does not ac-cord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
 @ Amount is less than $0.01 per share.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The MJI Interna-tional Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 1998, the UAM Funds were comprised of forty-six active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolio is authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the MJI International Equity Portfolio is to provide maximum total return, including both capital appreciation and current income, by in-vesting primarily in the common stocks of companies based outside of the United States.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Trustees.
    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  repatriated. The Portfolio accrues and applies such taxes to net invest-ment income, net realized gains and net unrealized gain as income and/or capital gains are earned.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, the Portfolio has the right to liquidate the collat-eral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that por-tion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign cur-rencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Port-folio's books and the U.S. dollar equivalent amounts actually received or paid.
    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in cur-rency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally lim-ited to the amount of unrealized gain on the contracts, if any, at the date of default.
    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for for-eign currency transactions, deferred organization costs and the timing of the recognition of gains or losses on investments.
    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    7. ORGANIZATION COSTS: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period. Any costs incurred in the or-ganization of new funds are expensed as incurred.
    8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest in-come is recognized on the

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their rela-tive net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Discounts and premiums on se-curities purchased are amortized using the effective yield basis over their respective lives. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Murray Johnstone International Ltd., (the "Adviser"), a wholly-owned subsidi-ary of United Asset Management Corporation ("UAM"), provides investment advi-sory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 1.50% and 1.75% of average daily net assets of the Portfolio's Institutional Class Shares and Institutional Service Class Shares, respectively.

  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agree-ment"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Com-pany ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.06% per annum of the average daily net assets of the Portfolio which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

    combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of the Portfolio. Certain portfolios which commenced operations af-ter October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have expired.

  For the six months ended October 31, 1998, UAM Funds Services, Inc. earned $68,733 from the Portfolio as Administrator of which $54,467 was paid to CGFSC for its services as Sub-Administrator.

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the six months ended October 31, 1998, the Portfolio incurred $201 in shareholder servicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets and the assets are held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Com-pany Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees.

  In addition, the Portfolio pays service fees at an annual rate of 0.25% of the average daily net asset value of Service Class Shares owned by clients of the Service Agents.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agree-ment (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive a portion of its fees in order to keep the Portfolio's total annual operating expenses, af-ter the effect of expense offset arrangements, from exceeding 1.50% and 1.75% of average daily net assets of the Portfolio's Institutional Class Shares and Institutional Service Class Shares, respectively.

  G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the ac-tive portfolios of UAM Funds, plus a quarterly retainer of $150 for each ac-tive portfolio of the UAM Funds.

  H. PURCHASES AND SALES: For the six months ended October 31, 1998, the Port-folio made purchases of $9,774,748 and sales of $10,394,679 of investment se-curities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating portfolio based on its average daily un-used portion of the line of credit. During the six months ended October 31, 1998, the Portfolio had no borrowings under the agreement.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  J. OTHER: At October 31, 1998, 78% and 70% of total shares outstanding were held by 3 and 4 record shareholders of the Institutional Class Shares and the Institutional Service Class Shares, respectively, each owning 10% or greater of the aggregate total shares outstanding.

  At October 31, 1998, the net assets of the Portfolio were substantially com-prised of foreign denominated securities and currency. Changes in currency ex-change rates will affect the value of and investment income from such securi-ties and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  K. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Port-folios, by class, were as follows:

                               INSTITUTIONAL CLASS            INSTITUTIONAL SERVICE
                                     SHARES                       CLASS SHARES
                         ------------------------------- -------------------------------
                           SIX MONTHS         YEAR         SIX MONTHS         YEAR
                              ENDED           ENDED           ENDED           ENDED
                         OCTOBER 31, 1998 APRIL 30, 1998 OCTOBER 31, 1998 APRIL 30, 1998
                         ---------------- -------------- ---------------- --------------
Shares Issued...........       331,465         997,759        972,529         351,711
In Lieu of Cash
  Distributions.........           --           81,227            --           23,874
Shares Redeemed.........    (1,226,044)     (1,155,750)      (108,297)       (152,109)
                            ----------      ----------       --------        --------
Net Increase from
  Capital Share
  Transactions..........      (894,579)        (76,764)       864,232         223,476
                            ==========      ==========       ========        ========

  At April 30, 1998, the Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $45,000 which will expire on April 30, 2005.

  L. SUBSEQUENT EVENTS: UAM Retirement Plan Services, Inc. will no longer pro-vide services pursuant to the Account Services Agreement, effective at the close of business December 31, 1998.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


Peter M. Whitman, Jr.                   Michelle Azrialy
Trustee                                 Assistant Secretary
--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
Murray Johnstone International Ltd.
Glasgow, Scotland

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.